Exhibit 10-i

QUITCLAIM DEED, QUITCLAIM BILL OF SALE AND TERMINATION OF LEASE

LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, not in its individual capacity except as expressly stated herein, but solely as Agent Lessor for the Participants (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Grantor in hand paid by ADC TELECOMMUNICATIONS, INC., a Minnesota corporation (“Grantee”), whose address is 13625 Technology Drive, Eden Prairie, Minnesota 55344-2252, the receipt and sufficiency of which consideration is hereby acknowledged, has Bargained, Sold, Delivered and Assigned, and subject to the exceptions, liens, encumbrances, terms and provisions to conveyance and warranty hereinafter set forth and described, has QUITCLAIMED and CONVEYED WITHOUT RECOURSE, and by these presents does hereby QUITCLAIM and CONVEY WITHOUT RECOURSE, unto Grantee all improvements, tangible personal property and fixtures of any kind owned by Grantor and attached to or located on the land described as Lot 1, Block 1, Technology Campus 3rd Addition, Hennepin County, Minnesota.  All the foregoing described land, improvements, and other property is hereinafter referred to as the “Property”, and all capitalized terms not defined herein shall have the meanings given them in the Participation Agreement dated as of October 22, 1999, by and among Grantor, Grantee, the Persons named on Schedule I to the Participation Agreement, as Participants, and ABN AMRO Bank, N.V., a bank organized under the laws of the Netherlands, as Administrative Agent, as such Participation Agreement has been amended by the (A) the First Amendment to Participation Agreement dated as of January 29, 2001, (B) the Second Amendment to Participation Agreement dated as of August 24, 2001, (C) the Third Amendment to Participation Agreement dated as of October 31, 2001, (D) the Fourth Amendment to Participation Agreement dated as of December 11, 2001, (E) the Fifth Amendment to the Participation Agreement dated as of December 31, 2001, (F) the Sixth Amendment to Participation Agreement dated as of April 18, 2002, (G) the Seventh Amendment to Participation Agreement dated as of July 31, 2002, and (H) the Eighth Amendment to Participation Agreement and Other Operative Documents dated as of October 29, 2002 (the Participation Agreement, as so amended by the First Amendment to Participation Agreement, the Second Amendment to Participation Agreement, the Third Amendment to Participation Agreement, the Fourth Amendment to Participation Agreement, the Fifth Amendment to the Participation Agreement, and the Sixth Amendment to Participation Agreement, the Seventh Amendment to Participation Agreement, and the Eighth Amendment to Participation Agreement and Other Operative Documents are hereinafter referred to as the “Participation Agreement”).

This conveyance is made and accepted subject and subordinate to all existing interests including any encumbrance caused by the fault, neglect or intention of the Grantee; provided, however, that this conveyance is made and accepted not subject to any Lessor Liens.

Grantor has executed this Quitclaim Deed, Quitclaim Bill of Sale and Termination of Lease, and QUITCLAIMED and CONVEYED the Property, and Grantee has accepted this Quitclaim Deed, Quitclaim Bill of Sale and Termination of Lease and purchased the Property AS IS AND WHEREVER LOCATED, WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, EXPRESS, IMPLIED OR STATUTORY, IT BEING THE INTENTION OF GRANTOR AND GRANTEE TO EXPRESSLY NEGATE AND EXCLUDE ALL WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY OR BY ANY SAMPLE OR MODEL, AND ANY OTHER WARRANTIES CONTAINED IN OR CREATED BY THE

MINNESOTA UNIFORM COMMERCIAL CODE OR ANY OTHER LAW.  THIS CONVEYANCE IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, AND NO COVENANT OR WARRANTY SHALL BE IMPLIED FROM THE USE OF ANY WORD OR WORDS CONTAINED HEREIN, INCLUDING WITHOUT LIMITATION, ANY WARRANTY THAT MIGHT ARISE BY COMMON LAW, STATUTE, OR THE WARRANTIES IN MINNESOTA PROPERTY LAW (AS AMENDED FROM TIME TO TIME); PROVIDED HOWEVER, THAT GRANTOR SPECIFICALLY WARRANTS THAT THERE ARE NO LESSOR LIENS ENCUMBERING THE PROPERTY.

TO HAVE AND TO HOLD the Property unto Grantee, its heirs, executors, legal representatives, successors and assigns, forever without warranty of title of any kind (whether statutory, express or implied), except as specifically provided herein.

As of the recordation of this Quitclaim Deed, Quitclaim Bill of Sale and Termination of Lease, Grantor, as lessor, and Grantee, as lessee, do also hereby terminate that certain unrecorded Lease dated as of October 22, 1999, between Grantee, as Lessee and Mortgagor, and Grantor, as Agent Lessor and Mortgagee, as evidenced by the Memorandum of Lease, Mortgage and Security Agreement dated as of October 22, 1999, filed with the Office of the Registrar of Titles, Hennepin County, Minnesota on October 28, 1999, as Document No. 3219722, as amended by the Amendment to Memorandum of Lease, Mortgage and Security Agreement dated as of October 26, 2001, filed with the Office of the Registrar of Titles, Hennepin County, Minnesota, on November 1, 2001, as Document No. 3454005, and the Second Amendment to Memorandum of Lease, Mortgage and Security Agreement dated as of October 29, 2002, filed with the Office of the Registrar of Titles, Hennepin County, Minnesota, on December 6, 2003, as Document No. 3642097.  This instrument may be executed separately in counterparts which, when taken together, shall constitute one and the same instrument.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

LEASE PLAN NORTH AMERICA, INC., not in its individual capacity except as expressly stated herein but solely as Agent Lessor

	By	/s/ Blake J. Lacher

	Its	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Blake J. Lacher, the Vice President of LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, on behalf of the corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor.

/s/ Renee M. Field
Notary Public

LEASE PLAN NORTH AMERICA, INC., not in its individual capacity except as expressly stated herein but solely as Agent Lessor

	By	/s/ Elizabeth R. McClellan

	Its	Vice President

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

The foregoing instrument was acknowledged before me this 15th day of July, 2003, by Elizabeth R. McClellan, the Vice President of LEASE PLAN NORTH AMERICA, INC., an Illinois corporation, on behalf of the corporation, not in its individual capacity except as expressly stated herein but solely as Agent Lessor.

/s/ Renee M. Field
Notary Public

The undersigned joins in this Quitclaim Deed, Quitclaim Bill of Sale and Termination of Lease for the sole purpose of agreeing to the final paragraph hereof.

ADC TELECOMMUNICATIONS, INC.

	By:	/s/ Gokul V. Hemmady

	Its:	Vice President, Controller & Treasurer

STATE OF MINNESOTA	)
) ss.
COUNTY OF HENNEPIN	)

The foregoing instrument was acknowledged before me this 15th day of June, 2003, by Gokul V. Hemmady, the Vice President, Controller and Treasurer of ADC TELECOMMUNICATIONS, INC., a Minnesota corporation, on behalf of the corporation.

/s/ Carrie A. Neiburg
Notary Public

THIS INSTRUMENT WAS DRAFTED BY:

Dorsey & Whitney LLP (JLTIII)
50 South Sixth Street, Suite 1500
Minneapolis, MN 55402-1498

The total consideration for this Quitclaim Deed, Quitclaim Bill of Sale and Termination of Lease is less than $500.